UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS 12TH FLOOR LOS ANGELES, CALIFORNIA		90067
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)		Copy to:

P. Jay Spinola, Esq.
Ian Fitzgerald		Willkie Farr & Gallagher LLP
2000 Avenue of the Stars, 12th Floor		787 Seventh Avenue
Los Angeles, California 90067		New York, New York 10019

Registrant’s telephone number, including area code:		(310) 201-4100

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Item 1.  Report to Stockholders.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Annual Report

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at any time by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary (such as a broker-dealer or bank), if you invest through your financial intermediary. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account, if you invest through your financial intermediary, or all funds held with the fund complex if you invest directly with the Fund.

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	1
Fund Profile & Financial Data	4
Schedule of Investments	5
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	21
Proxy & Portfolio Information	36
Dividend Reinvestment Plan	37
Corporate Information	41
Privacy Notice	42
Directors and Officers	43

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

October 31, 2019 (Unaudited)

Dear Shareholders,

We thank you for your support of the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund"). We appreciate the trust and confidence that you have demonstrated in Ares through your investment in ARDC.

Economic Conditions and Leveraged Finance Market Update

Investor sentiment continued to improve throughout 2019 following a volatile end to 2018 as fears over Federal Reserve ("Fed") policy, the U.S. government shutdown, the seasonality of capital markets and a decelerating economy subsided in the new year. Throughout 2019, the Fed's dovish "pivot" on future interest rates combined with data on the strength of global growth supported increased investor appetite for corporate and sovereign debt. As a result, global corporate credit markets delivered strong returns in 2019, and U.S. high yield bonds experienced the highest-returning first quarter in over 15 years.1

As we near the end of 2019, investors have become more optimistic toward economic growth prospects, and the Fed has signaled a pause in its recent rate cutting campaign. While the U.S. manufacturing sector contracted for three consecutive months,2 the services sector, which comprises a majority of U.S. economic activity, has continued to expand. The U.S. unemployment rate remained near a 50-year low, which has mitigated concerns over a potential near-term recession. In addition, better-than-feared corporate earnings and perceived progress toward a trade agreement between the U.S. and China have supported equity market gains, and the S&P 500 reached fresh all-time highs in October.

With respect to corporate credit, markets have become increasingly bifurcated as demand has skewed toward higher quality assets with BB-rated securities outperforming their single-B and CCC counterparts.3 As fundamental relative value investors, we welcome the increased discipline demonstrated by loan market participants in pushing back on weaker transactions. We believe the recent volatility and credit dispersion has created attractive opportunities for discerning credit investors. The fundamental credit environment continues to be resilient with both the high yield and loan default rates of 2.54% and 1.65%, respectively, remaining below their long-term averages (3.46% and 3.07%).4 Against this backdrop, the ICE BofAML High Yield Master II Index ("H0A0") posted 11.76% in year-to-date returns5 as weakness in energy modestly detracted from an otherwise strong performance. In contrast to the strength in the bond market, the Credit Suisse Leverage Loan Index ("CSLLI") posted 5.87% in year-to-date returns5 as sluggish demand for lower quality paper overshadowed continued outperformance in higher quality loans.

In the CLO market, year-to-date new issue volumes of $133.0 billion through October are 6% lower than the $140.7 billion issued during the same period in 2018. While foreign AAA buyers have been less active YTD due to increased regulatory scrutiny, strong demand from bank treasury groups has filled the void. Further down the capital stack, manager tiering has become more meaningful, and new issue creation is very challenging for less liquid managers, in our view. In addition, new CLO formation continues to reflect the willingness of CLO managers and arrangers to make certain economic sacrifices to attract investors. As a result, the volume of CLO resets and refinancings, which lack the degree of economic concessions of new issue deals, has remained muted throughout the year. In this environment, we maintain our heightened focus on credit quality, documentation, cleaner transaction structures and downgrade risk protections.

Looking ahead, we believe late-cycle sentiment and lower interest rates have created a market environment where an earnings miss can cause substantial volatility. Consequently, we expect the technical environment to weigh on the broader markets, and ultimately create opportunities for bottom-up, fundamental active managers like Ares to find value.

Portfolio Performance and Positioning

For the calendar year-to-date period ending October 31, 2019, ARDC has returned 6.91% based on Net Asset Value ("NAV") and 12.73% based on stock total returns, which compares to 5.87% for the CSLLI and 11.76% for the H0A0.6 It is important to note that given its flexible mandate and focus on senior secured bank loans, high yield bonds and CLOs, we believe there is no single established benchmark that reasonably compares to ARDC.

During the year ended October 31, 2019, we took advantage of market volatility and dislocation to opportunistically add selective positions across the portfolio and increase its ratings profile. The dislocation in late 2018 and early 2019 provided attractive opportunities to buy higher-rated investments, which experienced similar pricing declines to lower-rated, riskier securities. By using our deep credit experience to find relative value during periods of volatility, we were able to meet the investment objectives of the fund using higher-rated corporate and CLO credits.

As a result, ARDC's exposure to CLO debt increased by 340 bps since the beginning of the fiscal year as we used this period of dislocation to find compelling value. CLO investments comprise 31.5% of the portfolio, with CLO debt and

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

October 31, 2019 (Unaudited)

equity accounting for 23.1% and 8.4% of the portfolio, respectively. More broadly, we believe CLO debt is an attractive investment option for ARDC given the compelling return and risk attributes of these securities. In today's market, BB-rated CLO debt offers approximately 540 bps and 510 bps of spread premium, respectively, for a similarly rated loan and bond.7 CLO debt also typically possesses attractive risk-mitigation features, such as over-collateralization and portfolio diversification, which do not exist when investing in single-borrower securities. The benefits that CLOs provide to ARDC are further enhanced when market conditions present an opportunity to buy these securities below their intrinsic value, such as in late 2018 and early 2019.

Reflecting our fundamental credit views and our conservative stance on the aging of the U.S. credit cycle, we migrated the portfolio toward higher-rated investments throughout the year. Since October 31, 2018, ARDC's portfolio of higher rated investments of B, BB or BBB increased by 430 bps. In addition, the portfolio remains well diversified across 216 issuers and 29 industries.8 The average position size across ARDC is 0.46% and the largest position is 1.45%.5

We continue to have strong conviction in the quality of the ARDC portfolio and the Fund continues to be well positioned to take advantage of buying opportunities in both the new issue and secondary markets. We continue to believe that the ability to dynamically allocate is critical to successfully navigating an evolving market environment with headline risk and interest rate driven volatility. The increasing importance of credit selection (and avoidance) has become the primary driver of generating alpha. Looking ahead, we will remain focused on performing solid fundamental credit analysis and in-depth due diligence as we seek attractive risk adjusted returns for our investors. We thank you again for your continued support in ARDC.

Best Regards,

Ares Capital Management II LLC

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Adviser"), a subsidiary of Ares Management Corporation. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities.

On November 6, 2015, the Board of Directors (the "Board") of ARDC authorized the repurchase of shares of common stock of the Fund (the "Common Shares") on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value ("NAV") of the Common Shares. The Fund may repurchase its outstanding Common Shares in open-market transactions at the Fund management's discretion. The Fund is not required to effect share repurchases. Any future purchases of Common Shares may not materially impact the discount of the market price of the Common Shares relative to their NAV and any narrowing of this discount that does result may not be maintained. Since the inception of the program through October 31, 2019, we have repurchased 566,217 shares at an average price of $13.17, representing an average discount of -15.3%.

Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed. This article is distributed for educational purposes and should not be considered investment advice or an offer of any security for sale. This material may contain "forward-looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law.

Indices are provided for illustrative purposes only and not indicative of any investment. They have not been selected to represent appropriate benchmarks or targets for ARDC. Rather, the indices shown are provided solely to illustrate the performance of well-known and widely recognized indices. Any comparisons herein of the investment performance of ARDC to an index are qualified as follows: (i) the volatility of such index will likely be materially different from that of ARDC; (ii) such index will, in many cases, employ different investment guidelines and criteria than ARDC and, therefore, holdings in ARDC will differ significantly from holdings of the securities that comprise such index and ARDC may invest in different asset classes altogether from the illustrative index, which may materially impact the performance of ARDC relative to the index; and (iii) the performance of such index is disclosed solely to allow for comparison on ARDC's performance to that of a well-known index. Comparisons to indices have limitations because indices have risk profiles, volatility, asset composition and other material characteristics that will differ from ARDC. The indices do not reflect the deduction of fees or expenses. You cannot invest directly in an index. No representation is being made as to the risk profile of any benchmark or index relative to the risk profile of ARDC. There can be no assurance that the future performance of any specific investment, or product will be profitable, equal any corresponding indicated historical performance, or be suitable for a portfolio.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

October 31, 2019 (Unaudited)

This may contain information sourced from BofA Merrill Lynch, used with permission. BofA Merrill Lynch's Global Research division's fixed income index platform is licensing the ICE BofAML Indices and related data "as is," makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML Indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use and does not sponsor, endorse, or recommend Ares Management, or any of its products or services.

The ICE BofA Merrill Lynch US High Yield Index ("H0A0") tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one-year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. No changes are made to constituent holdings other than on month end rebalancing dates. Inception date: August 31, 1986.

ICE BofAML BB US High Yield Index ("H0A1") is a subset of ICE BofAML US High Yield Index including all securities rated BB1 through BB3, inclusive. Inception date: December 31, 1996.

The Credit Suisse Leveraged Loan Index ("CSLLI") is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) loan facilities must be rated "5B" or lower; 2) only fully-funded term loan facilities are included; 3) the tenor must be at least one year; and 4) issuers must be domiciled in developed countries.

REF: TC-01053

1 Source: Barclays as of March 31, 2019.

2 Source: Institute for Supply Management as of November 1, 2019.

3 Source: Credit Suisse Leverage Loan Index ("CSLLI") as of October 31, 2019.

4 Source: J.P. Morgan as of November 1, 2019. Historical average represents the simple average from 1980 to 2018 for high yield, and 1998 to 2018 for leveraged loans.

5 As of October 31, 2019.

6 Past performance is not indicative of future results. Index provided for comparison purposes only.

7 Source: J.P. Morgan CLOIE Monitor, Credit Suisse Leverage Loan Index ("CSLLI"), ICE BofAML BB US High Yield Index ("H0A1"), October 2019.

8 Diversification does not assure profit or protect against loss.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

October 31, 2019 (Unaudited)

Portfolio Characteristics as of 10.31.19

Weighted Average Floating Coupon[1]	6.15%
Weighted Average Bond Coupon[2]	7.80%
Current Distribution Rate[3]	8.91%
Dividend Per Share	$0.1075

1 The weighted-average gross interest rate on the pool of loans as of October 31, 2019.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 Monthly dividend per share annualized and divided by the October 31, 2019 market price per share. The Fund's October 2019 distributions were comprised of net investment income and short-term capital gains. The distribution rate alone is not indicative of Fund performance. To the extent that any portion of the current distributions were estimated to be sourced from something other than income, such as return of capital, the source would have been disclosed in a Section 19(a) Notice located under the "Investor Information" section of the Fund's website. Please note that the distribution classifications are preliminary and certain distributions may be re-classified at year end. Please refer to year-end tax documents for the final classifications of the Fund's distributions for a given year.

Top 10 Holdings4 as of 10.31.19

HCA Healthcare, Inc.	1.45%
Tegna, Inc.	1.21%
Genesys Telecommunications Laboratories, Inc.	1.20%
Energy Transfer Operating L.P.	1.17%
NRG Energy, Inc.	1.11%
Olin Corporation, Inc.	1.11%
XPO Logistics, Inc.	1.08%
Scientific Games Corporation	1.08%
GFL Enviromental, Inc.	1.06%
The Williams Companies, Inc.	1.06%

4 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 10.31.19

	Market	NAV
1 Month	-2.10%	-2.15%
Year to Date	12.73%	6.91%
3 Years (annualized)	7.93%	6.22%
5 Years (annualized)	5.69%	5.04%
Since Inception**	3.61%	5.30%

**Since Inception of fund (11/27/2012) and annualized. Source: Morningstar

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Portfolio Composition as of 10.31.19

This data is subject to change on a daily basis. As of 10.31.19, the Fund held a negative traded cash balance of -1.25%.

Fixed vs. Floating Rate as of 10.31.19

Excludes Equity and CLO Equity

Industry Allocation5 as of 10.31.19

5 Merrill Lynch industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

October 31, 2019

Senior Loans 31.8%(b)(c)(g)

	Principal Amount	Value(a)
Aerospace & Defense 0.3%
B.C. Unlimited Liability Co., Initial 1st Lien Term Loan B-2, (Canada), 3M LIBOR + 4.00%, 6.10%, 04/06/2026	$449,092	$449,726
Dynasty Acquisition Co., Inc., Initial 1st Lien Term Loan B-1, 3M LIBOR + 4.00%, 6.10%, 04/06/2026	835,311	836,489
		1,286,215
Automotive 1.6%
Navistar, Inc., Tranche 1st Lien Term Loan B, 1M LIBOR + 3.50%, 5.42%, 11/06/2024	4,079,533	4,031,109
Panther BF Aggregator 2, LP, Initial 1st Lien Term Loan B, 1M LIBOR + 3.50%, 5.30%, 04/30/2026	2,000,000	1,970,840
		6,001,949
Banking, Finance, Insurance & Real Estate 2.1%
Asurion, LLC, 2nd Lien Term Loan B-2, 1M LIBOR + 6.50%, 8.29%, 08/04/2025	2,549,695	2,559,894
Financiere Holding CEP, EUR 1st Lien Term Loan B, (France), 3M EURIBOR + 4.25%, 4.25%, 01/16/2025	€3,000,000	3,357,993
Forest City Enterprises, LP, Initial 1st Lien Term Loan, 1M LIBOR + 4.00%, 5.79%, 12/08/2025	$1,983,468	1,992,889
		7,910,776
Beverage, Food & Tobacco 0.9%
Chobani, LLC / Chobani Finance Corp., Inc., 1st Lien Term Loan, L + 3.50%, 10/10/2023(d)	1,500,000	1,475,625
IRB Holding Corp., 1st Lien Term Loan B, 3M LIBOR + 3.25%, 5.22%, 02/05/2025	1,989,899	1,972,487
		3,448,112
Chemicals, Plastics & Rubber 1.7%
DCG Acquisition Corp., 1st Lien Delayed Draw Term Loan, L + 4.50%, 09/30/2026(d)	373,483	364,613

Senior Loans(b)(c)(g) (continued)

	Principal Amount	Value(a)
DCG Acquisition Corp., Initial 1st Lien Term Loan B, 3M LIBOR + 4.50%, 6.51%, 09/30/2026	$1,765,554	$1,723,622
Perstorp Holding AB, Facility 1st Lien Term Loan B, (Sweden), 3M LIBOR + 4.75%, 6.85%, 02/27/2026(e)	2,985,000	2,805,900
Starfruit Finco B.V., Initial 1st Lien Term Loan, (Netherlands), 1M LIBOR + 3.25%, 5.19%, 10/01/2025	1,465,574	1,427,425
		6,321,560
Construction & Building 1.2%
SRS Distribution, Inc., 1st Lien 1st Amendment Incremental Term Loan, L + 4.50%, 05/23/2025(d)(e)	2,000,000	1,985,000
The Hillman Group, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 4.00%, 5.79%, 05/30/2025	2,791,194	2,630,700
		4,615,700
Consumer goods: Durable 1.0%
AI Aqua Merger Sub, Inc., 1st Lien 5th Amendment Incremental Term Loan, 3M LIBOR + 4.25%, 6.35%, 12/13/2023(e)	2,000,000	1,880,000
Sundyne US Purchaser, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 4.00%, 5.79%, 05/15/2026	2,073,171	2,042,073
		3,922,073
Containers, Packaging & Glass 1.5%
Irel AcquiCo GmbH, Facility 1st Lien Term Loan B1, (Germany), EURIBOR + 3.75%, 05/29/2026	€2,258,065	2,526,641
Tank Holding Corp., Initial 1st Lien Term Loan B, 3M LIBOR + 4.00%, 6.79%, 03/26/2026	$3,051,079	3,027,250
		5,553,891
Energy: Oil & Gas 1.5%
Blackstone CQP Holding Co., LP, Initial 1st Lien Term Loan, 3M LIBOR + 3.50%, 5.66%, 09/30/2024	3,541,769	3,521,865

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2019

Senior Loans(b)(c)(g) (continued)

	Principal Amount	Value(a)
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 1M LIBOR + 4.00%, 5.80%, 09/27/2024	$2,250,000	$1,968,750
		5,490,615
Healthcare & Pharmaceuticals 6.3%
Albany Molecular Research, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 8.79%, 08/30/2025	1,000,000	990,000
Albany Molecular Research, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.04%, 08/30/2024	1,442,588	1,398,589
CPI Holdco, LLC, 1st Lien Closing Date Term Loan, 3M LIBOR + 3.50%, 5.54%, 03/21/2024(e)	2,480,916	2,474,714
CPI Holdco, LLC, 1st Lien Term Loan B, L + 4.25%, 10/29/2026(d)(e)	1,736,111	1,731,771
Gentiva Health Services, Inc., Initial 1st Lien Closing Date Term Loan, 1M LIBOR + 3.75%, 5.56%, 07/02/2025	2,897,975	2,890,731
Hanger, Inc., 1st Lien Term Loan, 1M LIBOR + 3.50%, 5.29%, 03/06/2025	3,816,875	3,818,058
Immucor, Inc., 1st Lien Term Loan B-3, 3M LIBOR + 5.00%, 7.10%, 06/15/2021	872,644	867,739
National Mentor Holdings, Inc., Initial 1st Lien Term Loan, L + 4.25%, 03/09/2026(d)	94,125	94,145
National Mentor Holdings, Inc., Initial 1st Lien Term Loan B, 1M LIBOR + 4.25%, 6.04%, 03/09/2026	2,507,265	2,507,791
Radiology Partners, Inc., 1st Lien Term Loan B, 12M LIBOR + 4.75%, 6.62%, 07/09/2025	1,544,713	1,495,282
Radiology Partners, Inc., 2nd Lien Term Loan B, 12M LIBOR + 8.25%, 10.12%, 07/09/2026(e)	1,923,888	1,866,171
Radnet Management, Inc., 1st Lien Term Loan B-1, 3M LIBOR + 3.50%, 5.51%, 06/30/2023	3,001,278	2,987,532

Senior Loans(b)(c)(g) (continued)

	Principal Amount	Value(a)
RegionalCare Hospital Partners Holdings, Inc., 1st Lien Term Loan B, 1M LIBOR + 4.50%, 6.30%, 11/16/2025	$671,644	$669,589
		23,792,112
High Tech Industries 4.7%
Applied Systems, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.00%, 9.10%, 09/19/2025	2,500,000	2,522,925
Dun & Bradstreet Corp., Initial 1st Lien Term Loan, 1M LIBOR + 5.00%, 6.80%, 02/06/2026	3,000,000	3,006,870
Ellie Mae, Inc., 1st Lien Term Loan, L + 4.00%, 04/17/2026(d)	3,486,483	3,463,228
Huskies Parent, Inc., 1st Lien Closing Date Term Loan, 1M LIBOR + 4.00%, 5.79%, 07/31/2026	2,045,045	2,024,595
Hyland Software, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 8.79%, 07/07/2025	1,750,000	1,752,187
MH Sub I, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 5.54%, 09/13/2024	2,487,310	2,421,620
Project Boost Purchaser, LLC, 1st Lien Term Loan, L + 3.50%, 06/01/2026(d)	2,659,574	2,612,207
		17,803,632
Media: Broadcasting & Subscription 0.7%
Diamond Sports Group, LLC, 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.08%, 08/24/2026	851,852	855,046
Intelsat Jackson Holdings S.A., 1st Lien Term Loan B4, (Luxembourg), 6M LIBOR + 4.50%, 6.43%, 01/02/2024	703,125	710,156
Intelsat Jackson Holdings S.A., Tranche 1st Lien Term Loan B-3, (Luxembourg), 6M LIBOR + 3.75%, 5.68%, 11/27/2023	800,000	798,504
NEP/NCP Holdco, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.04%, 10/20/2025	245,052	234,868
		2,598,574

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2019

Senior Loans(b)(c)(g) (continued)

	Principal Amount	Value(a)
Media: Diversified & Production 0.5%
Equinox Holdings, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 7.00%, 8.79%, 09/06/2024	$1,850,000	$1,846,910
Retail 1.4%
Bass Pro Group, LLC, 1st Lien Term Loan B, 1M LIBOR + 5.00%, 6.79%, 09/25/2024	1,492,386	1,437,750
Mister Car Wash Holdings, Inc., 1st Lien Delayed Draw Term Loan, L + 3.50%, 05/14/2026(f)	98,540	(985)
Mister Car Wash Holdings, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 3.50%, 5.66%, 05/14/2026	1,965,865	1,946,206
PetSmart, Inc., Tranche 1st Lien Term Loan B-2, L + 4.00%, 03/11/2022(d)	2,000,000	1,947,080
		5,330,051
Services: Business 3.2%
AVSC Holding Corp., 1st Lien Term Loan, 3M LIBOR + 3.25%, 5.23%, 03/03/2025	2,487,374	2,389,446
Casmar Holdings, Ltd., Initial 1st Lien Term Loan A, (Australia), 3M LIBOR + 4.50%, 6.43%, 12/20/2023	862,459	756,807
Kronos, Inc., Initial 2nd Lien Term Loan, 3M LIBOR + 8.25%, 10.50%, 11/01/2024	1,525,000	1,530,993
Packers Holdings, LLC, Initial 1st Lien Term Loan B, 6M LIBOR + 3.25%, 5.57%, 12/04/2024	2,404,430	2,364,613
Team Health Holdings, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.75%, 4.54%, 02/06/2024	2,966,595	2,276,862
West Corp., 1st Lien Term Loan B, 3M LIBOR + 4.00%, 5.93%, 10/10/2024	3,482,278	2,889,037
		12,207,758
Services: Consumer 2.2%
Diebold Nixdorf Inc., 1st Lien Term Loan A-1, 1M LIBOR + 9.25%, 11.06%, 08/31/2022	2,081,982	2,114,523

Senior Loans(b)(c)(g) (continued)

	Principal Amount	Value(a)
Global Education Management Systems Establishment, 1st Lien Term Loan B, (Cayman Islands), L + 5.00%, 07/30/2026(d)	$2,381,404	$2,368,020
St. George's University Scholastic Services, LLC, 1st Lien Term Loan, 1M LIBOR + 3.50%, 5.29%, 07/17/2025	3,777,038	3,777,038
		8,259,581
Telecommunications 0.9%
Avaya, Inc., Tranche 1st Lien Term Loan B, 1M LIBOR + 4.25%, 6.16%, 12/15/2024	2,000,000	1,903,760
Iridium Communications, Inc., 1st Lien Term Loan, L + 3.75%, 10/16/2026(d)	1,284,491	1,291,312
		3,195,072
Total Senior Loans (Cost: $120,946,335)		119,584,581

Corporate Bonds 68.5%

Aerospace & Defense 2.0%
Bombardier, Inc., 144A, (Canada), 7.50%, 12/01/2024(g)	1,500,000	1,454,063
Bombardier, Inc., 144A, (Canada), 8.75%, 12/01/2021(g)	2,250,000	2,382,187
Leidos Holdings, Inc., 7.13%, 07/01/2032	2,500,000	2,931,250
TransDigm Group Inc., 144A, 5.50%, 11/15/2027(g)(h)	607,000	604,991
		7,372,491
Automotive 2.4%
American Axle and Manufacturing, Inc., 6.63%, 10/15/2022	3,500,000	3,517,500
Goodyear Tire and Rubber Co., 8.75%, 08/15/2020	3,522,000	3,680,490
Panther BF Aggregator 2, LP, 144A, 8.50%, 05/15/2027(g)	1,760,000	1,773,200
		8,971,190
Banking, Finance, Insurance & Real Estate 2.2%
Acrisure, LLC, 144A, 8.13%, 02/15/2024(g)	1,762,000	1,869,394
Acrisure, LLC, 144A, 10.13%, 08/01/2026(g)	1,023,000	1,058,805

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2019

Corporate Bonds (continued)

	Principal Amount	Value(a)
Ally Financial, Inc., 7.50%, 09/15/2020	$500,000	$521,250
Ally Financial, Inc., 8.00%, 03/15/2020	2,250,000	2,293,875
KB Home, 8.00%, 03/15/2020	2,500,000	2,550,750
		8,294,074
Beverage, Food & Tobacco 0.9%
Chobani, LLC / Chobani Finance Corp., Inc., 144A, 7.50%, 04/15/2025(g)(h)	1,000,000	975,830
IRB Holding Corp., 144A, 6.75%, 02/15/2026(g)	1,500,000	1,526,250
Simmons Foods, Inc., 144A, 7.75%, 01/15/2024(g)	660,000	713,625
		3,215,705
Capital Equipment 2.8%
Avantor Funding, Inc., 144A, 9.00%, 10/01/2025(g)	4,000,000	4,468,800
Titan Acquisition, Ltd., 144A, (Canada), 7.75%, 04/15/2026(g)	1,500,000	1,406,250
Welbilt, Inc., 9.50%, 02/15/2024	4,398,000	4,683,870
		10,558,920
Chemicals, Plastics & Rubber 3.4%
Aruba Investments, Inc., 144A, 8.75%, 02/15/2023(g)	2,500,000	2,502,465
Blue Cube Spinco, Inc., 9.75%, 10/15/2023	5,500,000	5,995,000
CF Industries, Inc., 7.13%, 05/01/2020	3,500,000	3,584,109
Starfruit Finco B.V., 144A, (Netherlands), 8.00%, 10/01/2026(g)	800,000	796,000
		12,877,574
Construction & Building 0.7%
Tutor Perini Corp., 144A, 6.88%, 05/01/2025(g)	2,758,000	2,750,691
Consumer goods: Non-Durable 0.4%
Sotheby's, 144A, 7.38%, 10/15/2027(g)	1,667,000	1,667,000
Containers, Packaging & Glass 3.5%
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350,000	5,220,000

Corporate Bonds (continued)

	Principal Amount	Value(a)
Owens-Brockway Packaging, Inc., 144A, 6.38%, 08/15/2025(g)(h)	$1,500,000	$1,580,625
Plastipak Holdings, Inc., 144A, 6.25%, 10/15/2025(g)	2,000,000	1,650,000
Sealed Air Corp., 144A, 6.50%, 12/01/2020(g)	4,500,000	4,646,250
		13,096,875
Energy: Oil & Gas 8.9%
Denbury Resources, Inc., 144A, 9.00%, 05/15/2021(g)	2,500,000	2,187,500
Energy Transfer Operating, LP, 7.50%, 10/15/2020	6,000,000	6,295,545
Exterran Energy Solutions, LP, 8.13%, 05/01/2025	3,001,000	2,970,990
Great Western Petroleum, LLC, 144A, 9.00%, 09/30/2021(g)	2,503,000	2,033,687
Hilcorp Energy Co., 144A, 6.25%, 11/01/2028(g)	3,000,000	2,662,500
Laredo Petroleum, Inc., 6.25%, 03/15/2023	3,754,000	3,425,525
Parsley Energy, LLC, 144A, 6.25%, 06/01/2024(g)	1,089,000	1,133,921
Range Resources Corp., 5.88%, 07/01/2022	2,510,000	2,384,500
Seven Generations Energy, Ltd., 144A, (Canada), 6.88%, 06/30/2023(g)	3,500,000	3,561,250
Targa Resources Partners LP, 6.75%, 03/15/2024	490,000	508,188
Vine Oil and Gas, LP, 144A, 9.75%, 04/15/2023(g)	1,824,000	693,120
Williams Cos., Inc., 8.75%, 03/15/2032	4,000,000	5,718,589
		33,575,315
Environmental Industries 1.5%
GFL Environmental, Inc., 144A, (Canada), 7.00%, 06/01/2026(g)	1,300,000	1,378,000
GFL Environmental, Inc., 144A, (Canada), 8.50%, 05/01/2027(g)	3,957,000	4,352,700
		5,730,700
Healthcare & Pharmaceuticals 6.4%
Bausch Health Cos., Inc., 144A, (Canada), 7.00%, 03/15/2024(g)	1,000,000	1,046,175
Eagle Holding Co. II, LLC, 144A, 7.75%, 05/15/2022(g)	2,000,000	2,030,000

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2019

Corporate Bonds (continued)

	Principal Amount	Value(a)
Envision Healthcare Corp., 144A, 8.75%, 10/15/2026(g)	$2,501,000	$1,438,075
HCA, Inc., 7.50%, 02/15/2022	3,250,000	3,605,875
HCA, Inc., 7.69%, 06/15/2025	3,500,000	4,226,250
Immucor, Inc., 144A, 11.13%, 02/15/2022(g)	4,261,000	4,263,130
Ortho-Clinical Diagnostics, Inc., 144A, 6.63%, 05/15/2022(g)	2,703,000	2,601,637
RegionalCare Hospital Partners Holdings, Inc., 144A, 8.25%, 05/01/2023(g)	2,500,000	2,668,750
Tenet Healthcare Corp., 8.13%, 04/01/2022	2,125,000	2,297,763
		24,177,655
High Tech Industries 3.9%
Dell International, LLC, 144A, 6.02%, 06/15/2026(g)	3,750,000	4,280,166
Genesys Telecommunications Laboratories, Inc., 144A, 10.00%, 11/30/2024(g)	6,000,000	6,480,000
Informatica, LLC, 144A, 7.13%, 07/15/2023(g)	2,750,000	2,794,688
TIBCO Software, Inc., 144A, 11.38%, 12/01/2021(g)	1,000,000	1,033,750
		14,588,604
Hotel, Gaming & Leisure 5.5%
Boyd Gaming Corp., 6.88%, 05/15/2023	3,625,000	3,760,937
Golden Nugget, Inc., 144A, 8.75%, 10/01/2025(g)	3,500,000	3,683,750
International Game Technology PLC, 144A, (Great Britain), 6.25%, 02/15/2022(g)	4,000,000	4,210,000
Jack Ohio Finance, LLC, 144A, 6.75%, 11/15/2021(g)	750,000	765,937
Jack Ohio Finance, LLC, 144A, 10.25%, 11/15/2022(g)	2,250,000	2,385,000
Scientific Games International, Inc., 6.63%, 05/15/2021	3,750,000	3,796,875
Scientific Games International, Inc., 10.00%, 12/01/2022	682,000	701,608
Scientific Games International, Inc., 144A, 8.25%, 03/15/2026(g)	1,250,000	1,321,875
		20,625,982

Corporate Bonds (continued)

	Principal Amount	Value(a)
Media: Advertising, Printing & Publishing 1.1%
Lee Enterprises, Inc., 144A, 9.50%, 03/15/2022(g)	$4,175,000	$4,138,469
Media: Broadcasting & Subscription 7.8%
Belo Corp., 7.25%, 09/15/2027	5,750,000	6,555,000
CSC Holdings, LLC, 144A, 6.63%, 10/15/2025(g)	1,000,000	1,065,000
CSC Holdings, LLC, 144A, 7.50%, 04/01/2028(g)	1,750,000	1,973,125
CSC Holdings, LLC, 144A, 7.75%, 07/15/2025(g)	550,000	589,875
CSC Holdings, LLC, 144A, 10.88%, 10/15/2025(g)	1,760,000	1,986,090
Cumulus Media New Holdings, Inc., 144A, 6.75%, 07/01/2026(g)	1,316,000	1,394,960
Diamond Sports Group, LLC, 144A, 6.63%, 08/15/2027(g)	2,223,000	2,289,690
Gray Television, Inc., 144A, 7.00%, 05/15/2027(g)	2,000,000	2,187,500
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	3,001,000	3,233,577
Intelsat Jackson Holdings S.A., 144A, (Luxembourg), 8.00%, 02/15/2024(g)	2,500,000	2,567,975
Lamar Media Corp., 5.75%, 02/01/2026	3,000,000	3,183,750
Quebecor Media, Inc., (Canada), 5.75%, 01/15/2023	2,000,000	2,164,400
		29,190,942
Media: Diversified & Production 0.8%
Life Time Fitness, Inc., 144A, 8.50%, 06/15/2023(g)	2,745,000	2,813,625
Metals & Mining 0.2%
Zekelman Industries, Inc., 144A, 9.88%, 06/15/2023(g)	740,000	780,478
Retail 1.7%
eG Global Finance PLC, 144A, (Great Britain), 8.50%, 10/30/2025(g)	1,698,000	1,783,545
L Brands, Inc., 6.75%, 07/01/2036	435,000	361,050
L Brands, Inc., 6.88%, 11/01/2035	1,500,000	1,275,000
L Brands, Inc., 7.50%, 06/15/2029	1,897,000	1,882,204
PetSmart, Inc., 144A, 7.13%, 03/15/2023(g)	750,000	693,750

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2019

Corporate Bonds (continued)

	Principal Amount	Value(a)
PetSmart, Inc., 144A, 8.88%, 06/01/2025(g)	$500,000	$470,000
		6,465,549
Services: Business 1.2%
Solera, LLC, 144A, 10.50%, 03/01/2024(g)	2,579,000	2,698,279
United Rentals North America, Inc., 6.50%, 12/15/2026	1,500,000	1,623,750
		4,322,029
Services: Consumer 0.5%
GEMS MENASA Cayman Ltd., 144A, (Cayman Islands), 7.13%, 07/31/2026(g)	1,639,000	1,698,414
Telecommunications 6.7%
Altice Financing S.A., 144A, 7.50%, 05/15/2026(g)	500,000	531,250
Altice Finco S.A., 144A, (Luxembourg), 8.13%, 01/15/2024(g)	3,000,000	3,093,750
Altice France S.A., 144A, (France), 7.38%, 05/01/2026(g)	3,235,000	3,464,184
Altice France S.A., 144A, (France), 8.13%, 02/01/2027(g)	769,000	852,629
Altice Luxembourg S.A., 144A, (Luxembourg), 10.50%, 05/15/2027(g)	1,000,000	1,131,250
Iridium Communications, Inc., 144A, 10.25%, 04/15/2023(g)	2,500,000	2,700,000
Qwest Corp., 6.75%, 12/01/2021	1,750,000	1,888,723
Qwest Corp., 6.88%, 09/15/2033	3,750,000	3,771,562
Sprint Corp., 7.63%, 03/01/2026	1,425,000	1,576,406
T-Mobile USA, Inc., 6.38%, 03/01/2025	3,500,000	3,631,985
T-Mobile USA, Inc., 6.50%, 01/15/2026	1,500,000	1,605,150
Telesat Canada / Telesat, LLC, 144A, (Canada), 6.50%, 10/15/2027(g)	862,000	899,971
		25,146,860
Transportation: Cargo 1.6%
XPO Logistics, Inc., 144A, 6.50%, 06/15/2022(g)	1,500,000	1,528,125
XPO Logistics, Inc., 144A, 6.75%, 08/15/2024(g)	3,995,000	4,324,587
		5,852,712

Corporate Bonds (continued)

	Principal Amount	Value(a)
Utilities: Electric 2.2%
NRG Energy, Inc., 7.25%, 05/15/2026	$5,500,000	$6,022,665
NSG Holdings, LLC, 144A, 7.75%, 12/15/2025(g)	2,177,780	2,352,003
		8,374,668
Wholesale 0.3%
Builders FirstSource, Inc., 144A, 6.75%, 06/01/2027(g)	1,191,000	1,292,235
Total Corporate Bonds (Cost: $253,625,143)		257,578,757

Collateralized Loan Obligations 45.0%(e)(g)(i)

Collateralized Loan Obligations — Debt 33.0%(c)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 7.74%, 04/30/2031	2,000,000	1,712,316
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 7.95%, 9.89%, 04/30/2031	500,000	378,196
AMMC CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 9.29%, 07/25/2029	1,250,000	1,176,308
AMMC CLO XIX, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 9.00%, 10/15/2028	2,000,000	1,871,618
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 7.44%, 04/25/2031	3,000,000	2,726,277
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 5.70%, 7.70%, 07/16/2031	2,000,000	1,840,872
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.70%, 10.70%, 07/16/2031	850,000	690,039
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 10.18%, 11/27/2031	1,550,000	1,161,269
Bain Capital Credit CLO, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 7.04%, 9.04%, 01/15/2029	2,000,000	1,896,496
Canyon Capital CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.75%, 7.75%, 07/15/2031	750,000	649,088

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2019

Collateralized Loan Obligations(e)(g)(i) (continued)

	Principal Amount	Value(a)
Carlyle Global Market Strategies CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.00%, 7.97%, 04/20/2031	$3,000,000	$2,566,395
CBAM, Ltd. 2017-3, (Cayman Islands), 3M LIBOR + 6.50%, 8.50%, 10/17/2029	2,000,000	1,925,780
CBAM, Ltd. 2017-3, (Cayman Islands), 3M LIBOR + 6.50%, 8.80%, 10/17/2029	1,000,000	962,890
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 8.35%, 10/17/2030	2,000,000	1,801,012
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 8.28%, 10/23/2031	2,000,000	1,651,728
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 9.32%, 04/20/2030	3,875,000	3,493,820
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 7.90%, 04/15/2031	5,000,000	4,216,190
Dryden 26 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 7.54%, 04/15/2029	2,000,000	1,794,952
Dryden 40 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 7.91%, 08/15/2031	3,000,000	2,690,703
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.85%, 7.85%, 10/15/2030	3,000,000	2,658,444
Dryden 68 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.75%, 8.75%, 07/15/2032	1,250,000	1,184,163
Goldentree Loan Opportunities X, Ltd., (Cayman Islands), 3M LIBOR + 5.65%, 7.62%, 07/20/2031	1,750,000	1,564,883
Highbridge Loan Management, Ltd. 2013-2, (Cayman Islands), 3M LIBOR + 8.25%, 10.22%, 10/20/2029	2,250,000	1,776,721

Collateralized Loan Obligations(e)(g)(i) (continued)

	Principal Amount	Value(a)
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.36%, 9.30%, 01/28/2030	$2,000,000	$1,568,522
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 5.75%, 7.70%, 07/22/2031	1,200,000	1,030,532
KKR CLO 15, Ltd., (Cayman Islands), 3M LIBOR + 6.44%, 8.44%, 01/18/2032	3,000,000	2,565,693
LCM 30, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 8.92%, 04/20/2031	1,200,000	1,172,334
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 8.00%, 10/15/2031	3,750,000	3,090,202
LCM XXIII, LP, (Cayman Islands), 3M LIBOR + 7.05%, 9.02%, 10/20/2029	3,000,000	2,640,453
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 9.72%, 10/22/2030	2,500,000	1,951,325
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 8.76%, 07/29/2030	1,500,000	1,397,071
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 7.10%, 9.05%, 01/22/2031	3,000,000	2,964,801
Marble Point CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.53%, 8.50%, 01/20/2032	2,500,000	2,135,290
Mariner CLO, LLC 2019 1A E, (Cayman Islands), 3M LIBOR + 6.89%, 8.83%, 04/30/2032	1,000,000	911,953
Newark BSL CLO 1, Ltd., (Cayman Islands), 3M LIBOR + 6.75%, 8.69%, 12/21/2029	2,000,000	1,862,412
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 7.91%, 06/15/2031	2,000,000	1,571,084
Oaktree CLO 2019-4, Ltd., (Cayman Islands), 3M LIBOR + 7.23%, 9.17%, 10/20/2032	1,500,000	1,424,052
Oaktree CLO, Ltd. 2014-1, (Cayman Islands), 3M LIBOR + 6.30%, 8.48%, 05/13/2029	5,000,000	4,326,400
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.77%, 8.77%, 04/15/2031	2,000,000	1,732,566

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2019

Collateralized Loan Obligations(e)(g)(i) (continued)

	Principal Amount	Value(a)
Octagon Investment Partners XV, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 8.97%, 07/19/2030	$1,500,000	$1,402,680
Octagon Investment Partners XXI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 9.18%, 02/14/2031	2,075,000	1,920,305
Octagon Loan Funding, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 8.12%, 11/18/2031	3,000,000	2,637,729
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 7.50%, 9.64%, 11/20/2027	2,850,000	2,814,509
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 7.90%, 9.87%, 01/20/2032	2,750,000	2,377,279
OHA Credit Partners XII, Ltd., (Cayman Islands), 3M LIBOR + 5.45%, 7.38%, 07/23/2030	1,500,000	1,339,241
OZLM XI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 8.94%, 10/30/2030	2,750,000	2,454,713
OZLM XXIII, Ltd. 2019-23A, (Cayman Islands), 3M LIBOR + 6.80%, 8.80%, 04/15/2032	1,750,000	1,640,574
Silver Creek CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 8.37%, 07/20/2030	1,000,000	924,520
Steele Creek CLO, Ltd. 2015-1, (Cayman Islands), 3M LIBOR + 8.85%, 11.00%, 05/21/2029	3,000,000	2,307,933
Steele Creek CLO, Ltd. 2016-1, (Cayman Islands), 3M LIBOR + 5.75%, 7.87%, 06/15/2031	3,000,000	2,376,270
TCI-Flatiron CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.60%, 8.53%, 01/29/2032	3,000,000	2,790,252
TCI-Symphony CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.45%, 8.45%, 07/15/2030	2,100,000	1,933,235

Collateralized Loan Obligations(e)(g)(i) (continued)

	Principal Amount	Value(a)
TICP CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 6.75%, 9.12%, 07/15/2032	$2,500,000	$2,432,342
Venture 28A CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.16%, 8.13%, 10/20/2029	3,000,000	2,696,772
Venture 36 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 8.89%, 04/20/2032	2,000,000	1,823,046
Venture XXIV CLO, Ltd. 2016-24A, (Cayman Islands), 3M LIBOR + 6.72%, 8.69%, 10/20/2028	700,000	634,813
Venture XXVI CLO, Ltd. 2017-26A, (Cayman Islands), 3M LIBOR + 6.80%, 8.77%, 01/20/2029	1,000,000	891,316
Venture XXVII CLO, Ltd. 2017-27A, (Cayman Islands), 3M LIBOR + 6.35%, 8.32%, 07/20/2030	2,025,000	1,790,772
Venture XXVIII CLO, Ltd. 2017-28A, (Cayman Islands), 3M LIBOR + 6.16%, 8.13%, 10/20/2029	1,000,000	898,924
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.19%, 8.16%, 10/20/2031	3,000,000	2,505,777
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 7.90%, 10/18/2031	2,750,000	2,419,915
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.20%, 8.17%, 10/20/2031	3,000,000	2,598,504
Voya CLO, Ltd. 2017-3, (Cayman Islands), 3M LIBOR + 6.20%, 8.17%, 07/20/2030	2,390,000	2,168,198
Wellfleet CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.75%, 8.72%, 10/20/2029	2,000,000	1,780,802
		124,295,271

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2019

Collateralized Loan Obligations(e)(g)(i) (continued)

	Principal Amount	Value(a)
Collateralized Loan Obligations — Equity 12.0%
Allegro CLO VIII, Ltd., (Cayman Islands), 16.57%, 07/15/2031	$3,500,000	$2,450,000
Allegro CLO, Ltd. 2017-1A, (Cayman Islands), 14.02%, 10/16/2030	2,000,000	1,282,688
AMMC CLO XXI, Ltd., (Cayman Islands), 10.93%, 11/02/2030	500,000	374,930
Atlas Senior Loan Fund III, Ltd., (Cayman Islands), 14.18%, 11/17/2027	1,800,000	545,133
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 12.04%, 04/15/2032	1,000,000	776,860
Carlyle Global Market Strategies CLO, Ltd. 2013-4, (Cayman Islands), 26.70%, 01/15/2031	1,259,000	602,198
Carlyle Global Market Strategies CLO, Ltd. 2017-3, (Cayman Islands), 11.55%, 07/20/2029	1,750,000	1,030,809
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 13.05%, 10/15/2030	3,222,500	2,259,047
Cedar Funding CLO IV, Ltd., (Cayman Islands), 20.70%, 07/23/2030	2,500,000	1,709,777
Cedar Funding CLO V, Ltd., (Cayman Islands), 18.33%, 07/17/2031	2,546,000	2,189,254
Cedar Funding CLO VI, Ltd., (Cayman Islands), 18.83%, 10/20/2028	2,000,000	1,488,132
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 10.62%, 10/17/2030	2,000,000	1,361,678
Crestline Denali CLO XVI, Ltd. 2018-1A, (Cayman Islands), 13.51%, 01/20/2030	2,000,000	1,400,000
Dryden 57 CLO, Ltd., (Cayman Islands), 16.07%, 05/15/2031	573,500	489,260
Halcyon Loan Advisors Funding, Ltd. 2017-1, (Cayman Islands), 22.31%, 06/25/2029	1,750,000	947,485

Collateralized Loan Obligations(e)(g)(i) (continued)

	Principal Amount	Value(a)
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 19.40%, 07/22/2031	$3,500,000	$3,062,500
LCM XIII, LP, (Cayman Islands), 2.65%, 07/19/2027	2,175,000	719,211
LCM XV, LP, (Cayman Islands), 16.64%, 07/20/2030	5,875,000	2,000,905
LCM XXIII, LP, (Cayman Islands), 4.55%, 10/20/2029	3,100,000	1,424,213
Madison Park Funding XII, Ltd., (Cayman Islands), 14.15%, 07/20/2026	4,000,000	1,090,000
Madison Park Funding XXXI, Ltd., (Cayman Islands), 7.19%, 01/23/2048	2,000,000	1,447,906
Mariner CLO, Ltd. 2018-5, (Cayman Islands), 13.49%, 04/25/2031	2,567,500	1,892,414
Oaktree CLO, Ltd. 2015-1A, (Cayman Islands), 27.68%, 10/20/2027	4,000,000	2,319,300
Oaktree CLO, Ltd. 2018-1, (Cayman Islands), 22.58%, 10/20/2030	4,250,000	3,279,079
OHA Credit Partners VII, Ltd., (Cayman Islands), 10.48%, 11/20/2027	2,000,000	1,129,510
OZLM XIX, Ltd. 2017-19A, (Cayman Islands), 12.19%, 11/22/2030	2,440,000	1,529,009
OZLM XXI, Ltd. 2017-21A, (Cayman Islands), 12.95%, 01/20/2031	1,750,000	1,237,369
Venture XXX CLO, Ltd., (Cayman Islands), 17.43%, 01/15/2031	2,100,000	1,554,796
Vibrant CLO VI, Ltd., (Cayman Islands), 11.09%, 06/20/2029	1,500,000	859,786
Voya CLO, Ltd. 2017-2, (Cayman Islands), 19.15%, 06/07/2030	1,000,000	596,897
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 15.10%, 01/20/2032	3,000,000	2,076,687
West CLO, Ltd. 2013-1, (Cayman Islands), 0.00%, 11/07/2025	500,000	87,896
		45,214,729
Total Collateralized Loan Obligations (Cost: $191,237,480)		169,510,000

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2019

Common Stocks 0.0%(e)(g)
	Shares	Value(a)
Energy: Oil & Gas 0.0%
Templar Energy, LLC, Class A Common Equity	145,457	$—
Templar Energy, LLC, Class A Preferred Equity(j)	254,588	—
Total Common Stocks (Cost: $7,606,719)		—

Warrants 0.0%(g)(e)(k)

Media: Advertising, Printing & Publishing 0.0%
Affinion Group Holdings, Inc.	7,874	—
Total Warrants (Cost: $3,922,355)		—
Total Investments — 145.3% (Cost: $577,338,032)		$546,673,338
Liabilities in Excess of Other Assets — (45.3%)		(170,391,599)
Net Assets — 100.0%		$376,281,739

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the "all-in" rate as of October 31, 2019.

(c)  Variable rate coupon rate shown as of October 31, 2019.

(d)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(e)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to Financial Statements).

(f)  As of October 31, 2019, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving and delayed draw loan commitments.

Unfunded security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Mister Car Wash Holdings, Inc.	$98,540	$—	$98,540
Total	$98,540	$—	$98,540

(g)  All of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") Senior Loans, Collateralized Loan Obligations, Common Stocks and Corporate Bonds issued as 144A, which as of October 31, 2019 represented 115.1% of the Fund's net assets or 76.5% of the Fund's total assets, are subject to legal restrictions on sales.

(h)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(i)  Collateralized Loan Obligations are all issued as 144A securities.

(j)  Pay-In-Kind security (PIK), which may pay interest/dividends in additional par/shares.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2019

(k)  Non-income producing security as of October 31, 2019.

  As of October 31, 2019, the aggregate cost of securities for Federal income tax purposes was $578,386,300. Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$7,884,843
Gross unrealized depreciation	(39,597,805)
Net unrealized depreciation	$(31,712,962)

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

$  U.S. Dollars

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments, at value (cost $577,338,032)	$546,673,338
Cash	4,394,542
Cash denominated in foreign currency, at value (cost $14,819)	15,097
Receivable for securities sold	8,182,422
Interest and principal receivable	6,564,141
Deferred debt issuance cost	219,948
Other assets	48,750
Total assets	566,098,238
Liabilities:
Line of credit outstanding	169,486,864
Payable for securities purchased	18,946,343
Payable for investment advisory fees	468,681
Payable for interest expense	373,572
Payable for commitment fee	48,783
Payable for investor support fees	32,811
Payable for administration and transfer agent fees	19,330
Accrued expenses and other payables	440,115
Total liabilities	189,816,499
Net assets	$376,281,739
Net assets consist of:
Paid-in capital	$444,120,682
Distributable earnings accumulated loss	(67,838,943)
Net assets	$376,281,739
Common shares:
Net assets	$376,281,739
Shares outstanding (authorized 1 billion shares of $0.001 par value)	22,914,939
Net asset value per share	$16.42

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Operations

For the year ended October 31, 2019

Investment income:
Interest	$44,901,693
Expenses:
Investment advisory fees (Note 6)	5,535,855
Interest expense (Note 5)	5,209,026
Administrative services of the adviser (Note 6)	405,138
Legal fees	153,788
Investor support fees (Note 6)	387,510
Administration, custodian and transfer agent fees (Note 6)	424,614
Insurance expense	219,245
Amortization of debt issuance cost (Note 5)	129,885
Audit fees	129,630
Directors fee expense	160,197
Commitment fee expense (Note 5)	72,969
Printing expense	95,000
Tax expense	70,000
Other expenses	137,190
Total expenses	13,130,047
Net investment income	31,771,646
Net realized and unrealized gain/(loss) on investments and foreign currency
Net realized loss on investments	(9,694,555)
Net realized gain on foreign currency	203,362
Net unrealized loss on investments	(20,161,177)
Net unrealized gain on foreign currency	2,444,903
Net realized and unrealized loss on investments and foreign currency	(27,207,467)
Total increase in net assets resulting from operations	$4,564,179

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended
	October 31, 2019	October 31, 2018
Increase in net assets from operations:
Net investment income	$31,771,646	$30,937,542
Net realized gain/(loss) on investments and foreign currency	(9,491,193)	4,020,664
Net unrealized loss on investments and foreign currency	(17,716,274)	(16,880,811)
Net increase from operations	4,564,179	18,077,395
Distributions to shareholders from (Note 2):
Distributable earnings	(29,565,391)	(29,506,878)
Decrease in net assets from operations and distributions	(25,001,212)	(11,429,483)
Share transactions:
Cost of shares repurchased (Note 4)	(673,460)	—
Net decrease from share transactions	(673,460)	—
Total decrease in net assets	(25,674,672)	(11,429,483)
Net Assets, beginning of period	401,956,411	413,385,894
Net Assets, end of period	$376,281,739	$401,956,411

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the year ended October 31, 2019

Operating activities:
Net increase in net assets resulting from operations	$4,564,179
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(441,049,358)
Proceeds from the sale of investments	434,243,833
Amortization and accretion of discounts and premiums, net	1,774,401
Net realized loss on investments	9,694,555
Net unrealized loss on investments	20,161,177
Effect of exchange rate changes on line of credit	(2,546,513)
Amortization of debt issuance cost	129,885
Changes in operating assets and liabilities:
Receivable for securities sold	(2,707,611)
Interest and principal receivable	110,242
Other assets	(48,750)
Payable for securities purchased	(3,342,760)
Payable for investment advisory fees	(16,206)
Payable for interest expense	(59,482)
Payable for commitment fees	48,783
Payable for investor support fees	(1,135)
Payable for administration and transfer agent fees	(19,447)
Accrued expenses and other payables	180,951
Net cash provided by operating activities	21,116,744
Financing activities:
Borrowings on line of credit	144,204,362
Paydowns on line of credit	(137,584,653)
Deferred debt issuance costs	(137,506)
Cost of shares repurchased	(673,460)
Distributions paid to common shareholders	(29,565,391)
Net cash used in financing activities	(23,756,648)
Net decrease in cash	(2,639,904)
Cash:
Beginning of period	7,049,543
End of period	$4,409,639
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$5,268,508

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$17.50	$18.00	$17.04	$16.95	$18.72
Income from investment operations:
Net investment income	1.39	1.35	1.33	1.23	1.21
Net realized and change in unrealized gain (loss)	(1.18)	(0.56)	0.87	0.16	(1.58)
Total increase from investment operations	0.21	0.79	2.20	1.39	(0.37)
Less distributions declared to shareholders:
From net investment income	(1.29)	(1.29)	(1.24)	(1.23)	(1.33)
From net realized gains	—	—	—	—	(0.07)
From return of capital	—	—	—	(0.07)	— (a)
Total distributions declared to shareholders	(1.29)	(1.29)	(1.24)	(1.30)	(1.40)
Net asset value common shares, end of period	$16.42	$17.50	$18.00	$17.04	$16.95
Market value common shares, end of period	$14.48	$14.97	$16.45	$14.70	$14.37
Net asset value total return(b)	1.23%	4.47%	13.33%	8.98%	(2.11)%
Market value total return(c)	5.49%	(1.43)%	20.91%	12.47%	(6.74)%
Ratios to average net assets/supplemental data:
Net assets, end of period	$376,281,739	$401,956,411	$413,385,894	$391,787,051	$398,044,094
Expenses, inclusive of interest expense and amortization of debt issuance	3.37%	3.20%	2.90%	2.96%	2.83%
Expenses, exclusive of interest expense and amortization of debt issuance	2.03%	2.02%	2.08%	2.34%	2.39%
Net investment income	8.16%	7.54%	7.52%	7.68%	6.51%
Portfolio turnover rate	78.40%	82.47%	84.35%	92.30%	89.67%

(a)  Less than $0.005.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(c)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

October 31, 2019

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986 ("the Code"), as amended. The Fund commenced operations on November 27, 2012. Ares Capital Management II LLC (the "Adviser") was registered as a Registered Investment Adviser with the SEC on June 9, 2011 and serves as the investment adviser to the Fund.

Investment Objective and Policies

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio. Under normal market conditions, the Fund will not invest more than (i) 40% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 10% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

Fiscal Year End Change

On September 25, 2019 the Fund's board of directors approved a change to the fiscal year end of the Fund from October 31 to December 31, which will take effect in the next reporting period.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their fair value. See Note 3 for more information on the Fund's valuation process.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums.

The Fund may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, may be added to the principal balance and adjusted cost of the investments and recorded as interest income. All interest for the year ended October 31, 2019 was recorded as cash.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest, the accretion of discounts, and amortization of premiums.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund's cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. While the Fund's current cash balance exceeds insurance limits, the risk of loss is remote.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Dividends to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its board of directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The board of directors may elect to change the Fund's distribution policy at any time.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of October 31, 2019, the value of loans disclosed in the Schedule of Investments does not include unfunded commitments, which total $98,540.

Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the Code, as amended, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to incur an excise tax if it is deemed prudent by its board of directors from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended October 31, 2019, the Fund incurred U.S. federal excise tax of $70,000.

As of October 31, 2019, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to differing treatments for foreign currency gains and losses, distributions, excise taxes, pay down gains and losses and losses due to wash sales, and QEF income and capital gains. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise. On the Statement of Assets and Liabilities, the following reclassifications were made:

Additional paid-in capital/(reduction)	$(70,000)
Distributable earnings accumulated loss	70,000

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund.

The character of distributions paid during the year ended October 31, 2019 was as follows:

	2019	2018
Ordinary income	$29,565,391	$29,506,878
Capital gain	—	—
Return of capital	—	—

As of October 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,476,923
Undistributed capital gains	—
Accumulated capital and other losses	(41,571,702)
Net unrealized appreciation (depreciation)	(31,744,164)
Total accumulated deficit	$(67,838,943)

As of October 31, 2019, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder.

No Expiration Short-Term(1)	No Expiration Long-Term(1)
$(4,509,692)	$(37,062,010)

(1) On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modifies several of the federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. These losses without expiration must be used prior to the loss layers with expiration.

During the year ended October 31, 2019, the Fund did not utilize any capital loss carryforwards.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Fund's financial statements as of . The Fund's federal and state income returns for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in other expenses in the Statement of Operations.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

There were no penalties and interest incurred by the Fund for the current fiscal year.

Deferred Debt Issuance Costs

Debt issuance costs are amortized over the life of the related debt instrument using the straight line method.

Recently Issued Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The ASU is effective for fiscal years and for interim periods within those fiscal years beginning after December 15, 2018. Management does not expect this accounting pronouncement to have a material effect on The Fund's consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. The Fund is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. The Fund has elected to early adopt ASU No. 2018-13 as of October 31,2019.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines "fair value" as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access

•  Level 2 — Valuations based on quoted prices in markets that are not active or which all significant inputs are observable either directly or indirectly

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with its valuation policy, the Fund evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund's valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Senior loans and corporate debts: The fair value of senior loans and corporate debt is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common Stocks and warrants: The fair value of common stocks and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

The following is a summary of the inputs used as of October 31, 2019, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	106,841,025	12,743,556	119,584,581
Corporate Bonds	—	257,578,757	—	257,578,757
Collateralized Loan Obligations	—	—	169,510,000	169,510,000
Common Stocks	—	—	—	—
Warrants	—	—	—	—
Total Investments	—	364,419,782	182,253,556	546,673,338

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

For the year ended October 31, 2019:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Common Stock ($)	Warrants ($)	Total ($)
Balance as of October 31, 2018	22,406,933	163,501,318	3,350,830	—	189,259,081
Purchases(a)	16,625,105	63,210,104	—	—	79,835,209
Sales(b)	(17,480,884)	(33,208,000)	—	—	(50,688,884)
Net realized and unrealized gain/(loss)	(198,207)	(24,122,332)	571,525	(3,922,355)	(27,671,369)
Net accrued discounts	10,263	128,910	—	—	139,173
Transfers in to Level 3	1,866,172	—	—	3,922,355	5,788,527
Transfers out of Level 3	(10,485,826)	—	(3,922,355)	—	(14,408,181)
Balance as of October 31, 2019	12,743,556	169,510,000	—	—	182,253,556
Net change in unrealized appreciation/(depreciation) from investments held as of October 31, 2019	(91,990)	(23,932,418)	—	—	(24,024,408)

(a) Purchases include PIK interest and securities received from restructure.

(b) Sales include principal redemptions.

Investments were transferred into and out of Level 3 and out of and into Level 2 during the year ended October 31, 2019 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

The valuation techniques used by the Adviser to measure fair value as of October 31, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund's Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Senior Loans	12,743,556	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Collateralized Loan Obligations	169,510,000	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Common Stock	—	Enterprise Value Analysis — Adjusted NAV	IOI	N/A
Warrants	—	Enterprise Value Analysis — Adjusted NAV	EBITA Multiple	10	x
Total Level 3 Investments	182,253,556

(4) Common Stock

Common share transactions were as follows:

	Year ended October 31, 2019
	Shares	Amount ($)
Common shares outstanding — beginning of period	22,962,441	429,786,323
Common shares repurchased — shares repurchase plan	(47,502)	(673,460)
Common shares outstanding — end of period	22,914,939	429,112,863

The board of directors has authorized the repurchase of shares of the Fund's outstanding common stock on the open market at the Fund management's discretion when shares of the common stock are trading on the NYSE at a discount of 10% or more (or such other percentage as the board of directors may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of Fund shares of common stock may not materially impact the discount of the market price of the Fund's shares of common stock relative to their net asset value and any narrowing of this discount that does result may not be maintained.

(5) Credit Facility

The Fund is party to an amended credit agreement with State Street Bank and Trust Company (the "Lender") in which the Lender has agreed to make loans of up to $212 million to the Fund (the "Credit Facility") secured by certain assets of the Fund. Loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.95%. The interest expense

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

was $5,209,026 for the year ended October 31, 2019. Unused portions of the Credit Facility accrue a commitment fee equal to an annual rate of 0.15%. The unused commitment fee for the year ended October 31, 2019 was $72,969 for the Fund. Debt issuance costs including related legal expenses incurred by the Fund in connection with the Credit Facility are deferred and are amortized using the straight line method over the term of the Credit Facility. These amounts are included in the Statement of Operations as amortization of debt issuance cost. The fair value of the Fund's borrowings under the Credit Facility approximates the carrying amount presented in the accompanying Statement of Assets and Liabilities at cost for the remaining maturity for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy.

The weighted average outstanding daily balance of the Credit Facility during the period from November 1, 2018 to October 31, 2019 was approximately $164,020,384 with an average borrowing cost of 3.22%. As of October 31, 2019, the amount outstanding under the Credit Facility was $169,486,864. The Credit Facility maturity date is October 2, 2021 and as of October 31, 2019 the Fund was in compliance in all material respects with the terms of the Credit Facility.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. For non-public indebtedness issued by the Fund (for example, the Credit Facility), the Fund may be able to continue to pay distributions on its capital stock or purchase its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. As of October 31, 2019, the Fund's asset coverage was 322%.

(6) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares Management Corporation ("Ares") and leverages Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the investment advisory agreement with the Fund ("Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness ("Managed Assets"). The management fees incurred by the Fund for the year ended October 31, 2019 were $5,535,855.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Fund incurred such administrative costs of $405,138 for the year ended October 31, 2019.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for these services. The total expenses incurred by the Fund for the year ended October 31, 2019 were $424,614.

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the ongoing operations of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. The Fund pays Destra a fee equal to 0.07% of Managed Assets per annum for these services. The terms of this agreement are in effect for an initial period of two years and shall thereafter continue for successive one year periods. The total expenses incurred by the Fund for the year ended October 31, 2019 were $387,510.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

(7) Investment Transactions

For the year ended October 31, 2019, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sale of Investments
$443,707,570	$(435,836,056)

(8) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund may utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

LIBOR Rate Risk

Concerns have been publicized that some of the member banks surveyed by the British Bankers' Association ("BBA") in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

On July 27, 2017, the United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. The future of LIBOR at this time is uncertain. Potential changes, or uncertainty related to such potential changes, may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities, or the cost of our borrowings. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value of the LIBOR-indexed, floating-rate debt securities in our portfolio, or the cost of our borrowings. Additionally, if LIBOR ceases to exist, the Fund may need to renegotiate the credit agreement extending beyond 2021 that utilizes LIBOR as a factor in determining the interest rate and our existing credit facility to replace LIBOR with the new standard that is established.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom ("UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. The uncertainty in the wake of the UK's "Brexit" referendum and subsequent political developments could have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-US issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in US dollars and the depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit or otherwise adversely affects the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. Global central banks may maintain historically low interest rates longer than was anticipated prior to the Brexit vote, which could adversely affect the Fund's income and its level of distributions.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

(9) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

The following common share distributions were declared on October 11, 2019:

Ex-Date: November 21, 2019
Record Date: November 22, 2019
Payable Date: November 29, 2019
Per Share Amount: $0.1075

Ex-Date: December 19, 2019
Record Date: December 20, 2019
Payable Date: December 30, 2019
Per Share Amount: $0.1075

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Ares Dynamic Credit Allocation Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), including the schedule of investments, as of October 31, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2012.

Los Angeles, California
December 20, 2019

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

October 31, 2019

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http://www.sec.gov.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2019

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the board of directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in noncertificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Lincoln Street, Boston, Massachusetts 02111 or by telephone at (877) 272-8164.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2019

Renewal of Investment Advisory Agreement

The Board of Directors (the "Board") of the Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), a majority of whom are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund (the "Independent Directors"), renewed the Investment Advisory and Management Agreement between Ares Capital Management II LLC (the "Adviser") and the Fund (the "Investment Advisory Agreement") at an in-person meeting held on September 25, 2019 (the "Meeting").

The Fund's Board has the responsibility under the 1940 Act to consider the renewal of the Fund's Investment Advisory Agreement on an annual basis at an in-person meeting of the Board called for the purpose of voting on such renewal. In addition, the Fund's Board generally receives, reviews and evaluates information concerning the services and personnel of the Adviser at quarterly meetings of the Board. While particular emphasis might be placed on information concerning the Fund's investment performance, comparability of fees and total expenses and the Adviser's profitability at any meeting at which a renewal of the Investment Advisory Agreement is considered, the process of evaluating the Adviser and the Fund's Investment Advisory Agreement is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement includes deliberations at multiple meetings. In addition, the Fund's Board generally receives, reviews and evaluates information concerning the Fund's operations, expenses and performance throughout the year, including at quarterly Board meetings.

In connection with the renewal of the Investment Advisory Agreement, the Independent Directors met with their independent counsel in executive session. Counsel to the Independent Directors reviewed with the Independent Directors a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board's consideration of the approval of an investment advisory agreement.

In considering whether to renew the Investment Advisory Agreement, the Fund's Board reviewed certain information provided to the Board by the Adviser in advance of the Meeting, and supplemented orally at the Meeting, including, among other things, information concerning the services rendered to the Fund by the Adviser, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Adviser concerning the Fund's and Adviser's operations, compliance programs and risk management. The Board also reviewed a report prepared by Broadridge, an independent provider of investment company data, which included information comparing (1) the Fund's performance with the performance of a group of comparable funds (the "Performance Group") for various periods ended June 30, 2019, and (2) the Fund's actual and contractual management fees and total expenses with those of a group of comparable funds (the "Expense Group"), which was identical to the Performance Group, and with a broader group of funds (the "Expense Universe"), the information for which was derived in part from fund financial statements available to Broadridge and the Adviser as of the date of its analysis. The Board noted that the Adviser (with the cooperation of Broadridge) revised the Performance Group to better reflect the Fund's investment strategy given its dynamic allocation among senior loans, corporate bonds, and collateralized loan obligations ("CLOs") in light of an increase in the universe of closed-end funds that would be considered peers of the Fund. Through the extensive evaluation, three closed-end funds were added and four were removed, such that the Performance Group included ten closed-end funds.

In determining whether to renew the Investment Advisory Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Director may have attributed different weights to the factors considered.

(a) The nature, extent and quality of services provided by the Adviser — With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the information regarding the types of services provided under the Investment Advisory Agreement and information describing the Adviser's organization and business, including the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The Board noted the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser involved with the Fund, including the portfolio management team's expertise in managing loan portfolios, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser's staff, the experience of its key personnel in providing investment management services, and the ability of the Adviser to attract and retain capable personnel. The quality of administrative and other services, including the

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2019

Adviser's role in coordinating the activities of the Fund's other service providers, were also considered. The Board also noted the reputation and track record of the Adviser's organization as a leading manager of credit assets. The Board also noted that investment performance is probative of the quality of services provided.

(b) Investment performance of the Fund and the Adviser — With respect to investment performance of the Fund and the Adviser, the Board reviewed statistical information concerning the Fund's investment performance in relation to its stated objective, as well as comparative data with respect to the performance of unaffiliated closed-end funds employing similar investment strategies provided by the Adviser as well as the comparative information provided by Broadridge. Representatives of the Adviser reviewed with the Board the Fund's performance and discussed the Fund's stock price and net asset value, and its yield based on both. In connection with its review, the Board discussed the results of the performance comparisons provided by the Adviser and Broadridge.

In reviewing the Adviser's report, the Board took into consideration that the Adviser identified senior loan closed-end funds and hybrid credit closed-end funds that invest across several credit-oriented asset classes as the peer categories the Adviser believed were most comparable to the Fund given the Fund's flexible mandate and focus on senior secured bank loans, high yield bonds and CLOs. The Board noted that the Fund's cumulative market return and NAV return had outperformed the average return of the senior loan closed-end funds in the one-, three-, and five-year periods ended June 30, 2019, for the year-to-date period ended June 30, 2019 and since the inception annualized period ended June 30, 2019. In comparison to the average hybrid credit peer group's market and NAV returns, the Board noted that the Fund's cumulative market return and NAV return had outperformed in the one-, three-, and five-year periods ended June 30, 2019. The Board also noted that the Fund's cumulative market return had underperformed for the since inception annualized period ended June 30, 2019 and that the Fund's NAV returns had outperformed for the since inception annualized period ended June 30, 2019.

The Board noted, in reviewing the Broadridge report, that the Fund's total return performance, on a net asset value basis, outperformed the Performance Group median and average returns for the one-, two- and three-year periods ended June 30, 2019, which placed the Fund in the first quintile of the Performance Group for the one-, two- and three-year periods ending on that date.

Representatives of the Adviser noted that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the Fund and comparable funds, highlighting, in particular, the difficulty in finding an appropriate universe of comparable funds. In discussing the Fund's performance, they noted, among other things, the outperformance may be attributable to: the Fund's exposure to CLO debt and equity as well as high yield bonds.

(c) Cost of the services provided and profits realized by the Adviser from the relationship with the Fund — The Board considered information about the profitability of the Fund to the Adviser, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser's parent, Ares Management Corporation. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the Fund and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser and its affiliates.

(d) Economies of scale and whether fee levels reflect these economies of scale — The Board considered the extent to which economies of scale are expected to be realized and whether fee levels reflect these economies of scale. It was noted that, because the Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance absent a special corporate action such as a material acquisition or an offering of additional shares.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Board reviewed the results of the expense comparisons provided by the Adviser and Broadridge. The Board discussed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds as contained in Broadridge's report and discussed the results of the comparisons. The Board noted that the Fund's contractual management fee, based on common assets, was identical to, or essentially in-line with, the Expense Group median, and that the Fund's actual

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2019

management fee, based on common assets alone, was slightly above the Expense Group median and above the Expense Universe median. The Board further noted that based on common assets and leveraged assets, the Fund's actual management fee was below the Expense Group median and above the Expense Universe median. The Board also noted that the Fund's total expenses, based on common assets alone, were slightly above the Expense Group median. The Board further noted that the Fund's total expenses, based on common assets and leveraged assets were below the Expense Group median. The Board also noted that the Fund's total expenses, based on common assets alone and on common assets and leveraged assets, were above the Expense Universe median.

In analyzing the comparative expense information provided by the Adviser, the Board considered that, pursuant to the terms of the Investment Advisory Agreement, after the Fund's second fiscal year, which ended on October 31, 2014, the Fund began reimbursing the Adviser for its cost of providing certain accounting, legal, clerical or administrative services to the Fund by employees of the Adviser or its affiliates. Representatives of the Adviser noted that although the Fund's use of leverage is an expense, the use of leverage has contributed positively to the Fund's return.

In discussing the Fund's management fees and expenses, representatives of the Adviser noted, among other things, that the Adviser believes the management fees and expenses are reasonable when compared to, and are consistent with, other similar funds and portfolios. Representatives of the Adviser also noted that the Fund's investment strategy of investing in loans, high yield bonds and CLOs requires additional expertise and expense related to trade support, pricing and valuation, marketing, investor education and regulatory monitoring. In addition, representatives of the Adviser noted that the Fund's size is smaller than the average and median of the peer group, and thus has a smaller capital base over which to spread fixed costs.

Representatives of the Adviser also reviewed with the Board the management or investment advisory fees paid by commingled funds or separately managed accounts advised by the Adviser or its affiliates that are considered to have similar investment strategies and policies as the Fund (the "Similar Clients"), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the Fund's management fee.

(f) Benefits derived or to be derived by the Adviser from its relationship with the Fund — The Board also considered the extent to which benefits other than the fees and reimbursement amounts pursuant to the Investment Advisory Agreement might accrue to the Adviser and its affiliates from their relationships with the Fund. The Board noted in this regard that while certain funds and accounts managed by the Adviser engage from time to time in cross-trade and co-investment transactions with the Fund as permitted by the Investment Company Act of 1940, neither the Adviser nor its affiliates execute portfolio transactions on the Fund's behalf, and that the Adviser had confirmed that the Fund does not invest in securities issued by affiliates of the Adviser, including CLOs sponsored by the Adviser. However, it recognized that the Adviser might derive reputational and other benefits from its association with the Fund.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Investment Advisory Agreement. Based on the discussions and considerations at the Meeting, and in reliance on information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Investment Advisory Agreement, the Board, including the Independent Directors voting separately, voted to approve the renewal of the Investment Advisory Agreement for an additional one-year period.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2019

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DRIP Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Investor Support Services

Destra Capital Investments LLC
901 Warrenville Road, Suite 15
Lisle, IL 60532

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2019

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2019

Directors

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs 1956	Director and Chairman of the Board	Since 2011***	Partner, Ares Management, L.P.	2	Terex Corporation; CION Ares Diversified Credit Fund
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and portfolio manager of ARDC	Since 2012**	Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. Mr. Brufsky also serves as a Director, President and Chief Executive Officer and Portfolio Manager of ARDC. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.	1	None

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2019

Directors

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Independent Directors
James K. Hunt 1951	Director	Since 2016***	Consultant, Tournament Capital Advisors, LLC; from 2015 to 2016, Managing Partner and Chief Executive Officer, Middle Market Credit platform — Kayne Anderson Capital Advisors LLC; from 2014 to 2015, Chairman, THL Credit, Inc.; from 2010 to 2014, Chief Executive Officer and Chief Investment Officer, THL Credit, Inc. and THL Credit Advisors LLC	2	PennyMac Financial Services, Inc.; CION Ares Diversified Credit Fund
John J. Shaw 1951	Director	Since 2012**	Independent Consultant; prior to 2012, President, Los Angeles Rams	2	CION Ares Diversified Credit Fund
Bruce H. Spector 1942	Director	Since 2014*	Independent Consultant; from 2007 to 2015, Senior Advisor, Apollo Global Management LLC (private equity)	2	The Private Bank of California (2007-2013); CION Ares Diversified Credit Fund

(1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)  "Interested person," as defined in the Investment Company Act, of the Fund. Mr. Sachs and Mr. Brufsky are interested persons of the Fund due to their affiliation with the Adviser.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

* Term continues until the Fund's 2020 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

** Term continues until the Fund's 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

*** Term continues until the Fund's 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2019

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and portfolio manager of ARDC	Since 2012

Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. Mr. Brufsky also serves as a Director, President and Chief Executive Officer and one of three Portfolio Managers of ARDC. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.

Penni F. Roll 1965	Treasurer	Since 2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of Ares Capital Corporation (NASDAQ:ARCC) and Treasurer of CION Ares Diversified Credit Fund. She joined Ares in April 2010 as Executive Vice President — Finance of Ares Capital Management. She previously served as Chief Financial Officer of ARDC from October 2016 to September 2017.

Lisa Morgan 1976	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2019

Ms. Morgan serves as Chief Compliance Officer of Ares Capital Corporation ("ARCC"). Ms. Morgan also serves as the Chief Compliance Officer and Anti-Money Laundering Officer for the Ares Dynamic Credit Allocation Fund. She joined Ares in September 2017 and is a Managing Director and Head of Regulatory Compliance in the Ares Compliance Group.

Scott Lem 1977	Chief Financial Officer	Since 2016

Mr. Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of ARCC. He also serves as Chief Financial Officer of CION Ares Diversified Credit Fund. Mr. Lem previously served as Assistant Treasurer of ARCC from May 2009 to May 2013 and Treasurer of ARDC from October 2016 to September 2017. Mr. Lem joined Ares in 2003.

Ian Fitzgerald 1975	General Counsel, Chief Legal Officer and Secretary Vice President and Assistant Secretary	2019-Present 2017-2019

Mr. Fitzgerald is a Managing Director and Associate General Counsel (Credit) in the Ares Legal Group, where he focuses on credit matters. Additionally, Mr. Fitzgerald is General Counsel, Secretary and Vice President of ACSF. He also serves as Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, IHAM's General Partner. Mr. Fitzgerald joined Ares in 2010.

Michael Weiner 1952	Vice President and Assistant Secretary	Since 2012

Mr. Weiner is Executive Vice President and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, a Partner and Co-General Counsel in the Ares Legal Group and a member of the firm's Management Committee. Mr. Weiner has been an officer of ARCC since 2006, including General Counsel from September 2006 to January 2010, and also serves as Vice President of Ares Commercial Real Estate Corporation ("ACRE"). He has served as Vice President and Assistant Secretary of ARDC since 2012 and as Vice President and Assistant Secretary of CION Ares Diversified Credit Fund since 2016. He additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Mr. Weiner joined Ares in 2006.

Keith Ashton 1967	Vice President and portfolio manager of ARDC	Since 2013

Mr. Ashton is a Partner in the Ares Credit Group, Portfolio Manager of Alternative Credit and a member of the Management Committee of Ares Management. Additionally, he serves as a member of the Ares Credit Group's Global Structured Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Mr. Ashton has also served as Vice President of ARDC since 2013 and one of three Portfolio Managers of ARDC since 2012. Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007. Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA's institutional asset management business.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2019

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Daniel Hayward 1985	Vice President	Since 2016

Mr. Hayward is a Managing Director and Co-Portfolio Manager in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Mr. Hayward has served as Vice President of ARDC since 2016. Prior to joining Ares in 2012, he was a senior collateralized loan obligation analyst at State Street Bank, where he focused on managing a team in the Trustee Department.

Charles Arduini 1969	Vice President and portfolio manager of ARDC	Since 2018	Mr. Arduini is a Managing Director and Portfolio Manager in the Ares Credit Group, where he focuses on structured credit investments. Mr. Arduini joined Ares in 2011.
Samantha Milner 1978	Vice President and portfolio manager of ARDC	Since 2018

Ms. Milner is a Partner, Portfolio Manager and Head of Research of U.S. Liquid Credit in the Ares Credit Goup, where she is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, she serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Ms. Milner joined Ares in 2004.

Jason Duko 1977	Vice President	Since 2018

Mr. Duko is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Duko was a Portfolio Manager at PIMCO, where he managed bank loan assets across a broad range of investment strategies and was responsible for secondary loan trading across all sectors. Previously, Mr. Duko was an Associate Portfolio Manager at Lord Abbett & Co. LLC, where he focused on its leveraged loan business, portfolio management, trading decisions and marketing.

Kapil Singh 1971	Vice President	Since 2018

Mr. Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. high yield credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Singh was a Portfolio Manager in the Global Developed Credit Group at DoubleLine Capital, where he managed high yield bonds across strategies and portfolios in a variety of investment vehicles. Previously, Mr. Singh was a Senior Analyst at the Post Advisory Group, where he managed high yield bonds and leveraged loans within the energy sector. In addition, Mr. Singh was a Co-Portfolio Manager and Senior Credit Analyst at Four Comers Capital, a subsidiary of Macquarie Funds Group. He also held positions at Bradford & Marzec, PPM America and Heller Financial.

Joshua Bloomstein 1973	Vice President and Assistant Secretary	2019

Mr. Bloomstein serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, where he focuses on direct lending matters. He is General Counsel, Vice President and Secretary of Ares Capital Corporation and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. He is also a member of the Ares Enterprise Risk Committee. Mr. Bloomstein joined Ares in 2006.

Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	2019

Ms. Sagati Aghili is a Partner and Co-General Counsel, Corporate and General Counsel, Private Equity, in the Ares Legal Group and is a member of the Management Committee of Ares Management. Ms. Sagati Aghili also serves as a Vice President and Assistant Secretary for the CION Ares Diversified Credit Fund. Ms. Sagati Aghili joined Ares in 2009.

(1) The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

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Annual Report 2019

Item 2.  Code of Ethics.

(a)                                 Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)                                  The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)                                 There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)                                  Not applicable.

(f)                                   A copy of the Fund’s Code of Ethics is attached hereto as exhibit 13(a)(1).

Item 3.  Audit Committee Financial Expert.

(a)(1)                  The Board of Directors of the Fund has determined that the Fund has two members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)                  The names of the audit committee financial experts are John Joseph Shaw and James K. Hunt.  Each of Messrs. Shaw and Hunt has been deemed to be “independent” for the purpose of this Item because he is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4.  Principal Accountant Fees and Services.

(a)                                 Audit Fees

For the fiscal year ended October 31, 2018 and for the fiscal year ended October 31, 2019, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $122,600 and $129,800, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)                                 Audit-Related Fees

For the fiscal year ended October 31, 2018 and for the fiscal year ended October 31, 2019, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

For the fiscal year ended October 31, 2018 and for the fiscal year ended October 31, 2019, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)                                  Tax Fees

For the fiscal year ended October 31, 2018 and for the fiscal year ended October 31, 2019, E&Y billed the Fund aggregate fees of $14,100 and $14,500, respectively, for professional services rendered for tax compliance, tax advice, and tax planning.  The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal year ended October 31, 2018 and for the fiscal year ended October 31, 2019, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)                                 All Other Fees

For the fiscal year ended October 31, 2018 and for the fiscal year ended October 31, 2019, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal year ended October 31, 2018 and for the fiscal year ended October 31, 2019, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)                   Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)                   Percentage of Services

All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended October 31, 2018 and October 31, 2019, were pre-approved by the Audit Committee.

For the fiscal years ended October 31, 2018 and October 31, 2019, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)                                   Not applicable.

(g)                                  For the fiscal year ended October 31, 2018 and for the fiscal year ended October 31, 2019, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively.

For the fiscal year ended October 31, 2018 and for the fiscal year ended October 31, 2019, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)                                 E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of

Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5.  Audit Committee of Listed Registrants.

(a)                                 The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act.  The members of the Fund’s Audit Committee are John Joseph Shaw, James K. Hunt and Bruce H. Spector.

(b)                                 Not applicable.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 13(a)(5) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of the date of this filing, the portfolio managers of the Fund are as follows:

Seth J. Brufsky

Founding Member, Senior Partner, and Portfolio Manager (since inception)

Investment Experience:

Mr. Brufsky is a Partner in the Ares Credit Group, Co-Head of Global Liquid Credit, Portfolio Manager and a member of the Management Committee of Ares Management Corporation (“Ares Management”).  Mr. Brufsky also serves as a Director, President, Chief Executive Officer and Portfolio Manager of the Fund.  Additionally, he serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee.  Prior to joining Ares in 1998, Mr. Brufsky was a member of the Corporate Strategy and Research Group of Merrill Lynch & Co., where he focused on analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team during each year of his tenure.  Previously, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland.  Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization.

Mr. Brufsky graduated from Cornell University with a B.S. in Applied Economics and Business Management and received his M.B.A. in Finance with honors from the University of Southern California’s Marshall School of Business, where he was awarded the Glassick Scholarship for academic achievement.

Keith Ashton

Portfolio Manager (since inception)

Investment Experience:

Mr. Ashton is a Partner, Portfolio Manager and Co-Head of Alternative Credit in the Ares Credit Group, and a member of the Management Committee of Ares Management. Mr. Ashton serves as a Vice President and Portfolio Manager for the Fund.  Additionally, he serves as a member of the Ares Credit Group’s Alternative Credit Executive Committee, Alternative Credit Investment Committee, the Ares Dynamic Credit Allocation Fund Investment Committee and the Ares Diversity and Inclusion Council.  Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007.  Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA’s institutional asset management business.  Mr. Ashton’s experience as an investor in alternative fixed income products spans virtually all securitized asset classes, including CLOs, consumer and commercial receivables, insurance and legal settlements, small business and trade receivables, whole business securitizations, timeshare and other mortgage-related receivables, and esoteric asset classes such as catastrophe risk and intellectual property.

Mr. Ashton earned a B.A. in Economics from Brigham Young University and received his M.B.A. in Finance & Accounting from the William E. Simon School of Business, University of Rochester.

Charles Arduini

Portfolio Manager (since 2018)

Investment Experience:

Mr. Arduini is a Managing Director, Portfolio Manager and Strategy Head for the CLOs in the Ares Credit Group, where he focuses on alternative credit investments.  Mr. Arduini serves as a Vice President and Portfolio Manager for the Fund.  Additionally, he serves as a member of the Ares Dynamic Credit Allocation Fund Investment Committee.  Prior to joining Ares in 2011, Mr. Arduini was a Managing Director at Indicus Advisors LLP, where he focused on structured credit investment opportunities.  Previously, Mr. Arduini was Director of Structured Credit in the Fixed Income Investment Group and a Manager in the Risk Management Group at TIAA-CREF.  In addition, Mr. Arduini worked in the telecommunications and information technology industries in various systems, operations and management roles.

Mr. Arduini holds a B.A. from Bucknell University in Mathematics and an M.S. from Stevens Institute of Technology in Mathematics.  Mr. Arduini also holds an M.S. from Carnegie Mellon University in Computational Finance.  Mr. Arduini is a CFA® charterholder and a member of the New York Society of Security Analysts.

Samantha Milner

Portfolio Manager (since 2018)

Investment Experience:

Ms. Milner is a Partner, Portfolio Manager and Head of U.S. Liquid Credit Research in the Ares Credit Group, where she is primarily responsible for managing Ares’ U.S. bank loan credit strategies.  Ms. Milner serves as a Vice President and Portfolio Manager for the Fund.  Additionally, she serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee.  Prior to joining Ares Management in 2004, Ms. Milner was an Associate in the Financial Restructuring Group at Houlihan Lokey Howard & Zukin, where she focused on providing advisory services in connection with restructurings, distressed mergers and acquisitions and private placements.  Ms. Milner serves on the Board of Directors of STEAM:CODERS, a not-for-profit organization focused on underrepresented and underserved students through Science, Technology, Engineering, Art, and Math (STEAM), in preparation for academic and career opportunities. Ms. Milner holds a B.B.A., with distinction, from Emory University’s Goizueta Business School in Finance and Accounting.

(a)(2) As of September 30, 2019, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts*:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Seth J. Brufsky	Registered investment companies	5	$2,917	0	$0
	Other pooled investment vehicles	5	$465	1	$33
	Other accounts	40	$19,968	28	$15,518

Keith Ashton	Registered investment companies	1	$599	0	$0
	Other pooled investment vehicles	5	$1,739	4	$896
	Other accounts	14	$5,008	7	$1,907

Charles Arduini	Registered investment companies	1	$599	0	$0
	Other pooled investment vehicles	2	$270	2	$270
	Other accounts	6	$1,781	1	$196

Samantha Milner	Registered investment companies	3	$1,570	0	$0
	Other pooled investment vehicles	3	$369	0	$0
	Other accounts	10	$3,939	1	$828

*The above does not include accounts with under $1 million of total assets as of September 30, 2019.

Material Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, Ares Capital Management II LLC (the “Adviser”) and its affiliates provide investment advisory and administration services both to the Fund and the other Ares-advised funds, which include other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, managed by the Adviser and its affiliates in which the Fund will not have an interest. The investment program of the Fund and the other Ares-advised funds may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Ares-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the other Ares-advised funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Ares-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other Ares-advised funds. The Adviser has adopted allocation procedures that are intended to provide that all investment opportunities will be allocated among the Adviser’s or its related parties’ clients on a basis that over a period of time is fair and equitable to each client relative to other clients consistent with any fiduciary duties owed to clients and in an effort to avoid favoring one client over another, taking into account the terms of the relevant governing documents and all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, minimum investment amounts and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including size of the investment opportunity, minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; and (viii) prior or existing positions in a borrower/loan/security.

In general, this policy will result in such opportunities being allocated pro rata (taking into account, among other factors, available cash and the relative capital of the respective funds) among the Fund and the other Ares-advised funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Ares-advised fund as compared to another participating Ares-advised fund.

In the event investment opportunities are allocated among the Fund and the other Ares-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Ares-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Ares-advised funds may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Ares-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Ares-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Ares-advised funds.

While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the Fund and the other Ares-advised funds to hold investments in the same levels of an issuer’s capital structure in the same proportion at each level; provided, however, that neither the Fund nor any other Ares-advised fund will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the other Ares-advised fund, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

By reason of the various activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The Portfolio Managers may receive all or some combination of salary, an annual bonus and interests in the carried interest in certain of Ares’ funds.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation from the Adviser it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary compensation from the Adviser or its ultimate parent company. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include distributions on equity interests of the Adviser’s ultimate parent company held by each Portfolio Manager, if any.

(a)(4) Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund’s equity securities beneficially owned as of October 31, 2019.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Seth J. Brufsky	$500,001-$1,000,000
Keith Ashton	$10,001-$50,000
Charles Arduini	None
Samantha Milner	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the twelve months ended October 31, 2019, the following purchases were made by or on behalf of the Fund or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the 1934 Act (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the Exchange Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/18 through 11/30/18	None	None	None	1,829,398
Month #2 12/01/18 through 12/31/18	47,500	$14.1794	47,500	1,781,899
Month #3 01/01/19 through 01/31/19	None	None	None	1,781,899
Month #4 02/01/19 through 02/28/19	None	None	None	1,781,899
Month #5 03/01/19 through 03/31/19	None	None	None	1,781,899
Month #6 04/01/19 through 04/30/19	None	None	None	1,781,899
Month #7 05/01/19 through 05/31/19	None	None	None	1,781,899
Month #8 06/01/19 through 06/30/19	None	None	None	1,781,899
Month #9 07/01/19 through 07/31/19	None	None	None	1,781,899
Month #10 08/01/19 through 08/31/19	None	None	None	1,781,899
Month #11 09/01/19 through 09/30/19	None	None	None	1,781,899
Month #12 10/01/19 through 10/31/19	None	None	None	1,781,899
Total	47,500	$14.1794	47,500	—

(a), (b)            On November 17, 2015, the Fund announced that its Board of Directors (the “Board”) had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares. The Fund is authorized to repurchase up to 10% of its outstanding Common Shares.  The Fund is not required to effect share repurchases.

(c)                                  The above-referenced share repurchase program has no expiration date.

(d), (e)             Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)                                 The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                                 There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s most recent fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)                                 Not applicable.

(b)                                 Not applicable.

Item 13.  Exhibits.

(a)(1)                  Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)                  The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(a)(5)                  Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)                                 The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	January 3, 2020

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	January 3, 2020